UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 5, 2008

FOSTER WHEELER LTD.

(Exact Name of Registrant as Specified in Its Charter)

Bermuda	001-31305	22-3802649
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Perryville Corporate Park, Clinton, New Jersey		08809-4000
(Address of Principal Executive Offices)		(Zip Code)

(908) 730-4000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01.  Other Events.

Foster Wheeler Ltd. has revised certain risk factors it previously disclosed in its Form 10-K for the year ended December 28, 2007.  The updated risk factors are listed below.  Unless otherwise indicated or unless the context requires otherwise, all references in this Form 8-K to “Foster Wheeler,” “we,” “us,” “our,” or similar terms means Foster Wheeler Ltd. and its subsidiaries on a consolidated basis.

Forward-Looking Statements

This Current Report on Form 8-K and other reports filed by us under the Securities Exchange Act of 1934, as amended, or registration statements filed by us under the Securities Act of 1933, as amended, may contain forward-looking statements that are based on our assumptions, expectations and projections about Foster Wheeler Ltd. and the various industries within which we operate. These include statements regarding our expectations about revenues (including as expressed by our backlog), our liquidity, the outcome of litigation and legal proceedings and recoveries from customers for claims and the costs of current and future asbestos claims and the amount and timing of related insurance recoveries.  Such forward-looking statements by their nature involve a degree of risk and uncertainty.  We caution that a variety of factors, including but not limited to the factors described below under the heading “Risk Factors” and the following, could cause business conditions and our results to differ materially from what is contained in forward-looking statements:

•                  changes in the rate of economic growth in the United States and other major international economies;

•                  changes in investment by the oil and gas, oil refining, chemical/petrochemical and power industries;

•                  changes in the financial condition of our customers;

•                  changes in regulatory environments;

•                  changes in project design or schedules;

•                  contract cancellations;

•                  changes in our estimates of costs to complete projects;

•                  changes in trade, monetary and fiscal policies worldwide;

•                  compliance with laws and regulations relating to our global operations;

•                  currency fluctuations;

•                  war and/or terrorist attacks on facilities either owned by us or where equipment or services are or may be provided by us;

•                  interruptions to shipping lanes or other methods of transit;

•                  outcomes of pending and future litigation, including litigation regarding our liability for damages and insurance coverage for asbestos exposure;

•                  protection and validity of our patents and other intellectual property rights;

•                  increasing competition by foreign and domestic companies;

•                  compliance with our debt covenants;

•                  recoverability of claims against our customers and others by us and claims by third parties against us; and

•                  changes in estimates used in our critical accounting policies.

Other factors and assumptions not identified above were also involved in the formation of these forward-looking statements and the failure of such other assumptions to be realized, as well as other factors, may also cause actual results to differ materially from those projected.  Most of these factors are difficult to predict accurately and are generally beyond our control.  You should consider the areas of risk described above in connection with any forward-looking statements that may be made by us.

We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.  You are advised, however, to consult any additional disclosures we make in proxy statements, quarterly reports on Form 10-Q, annual reports on Form 10-K and current reports on Form 8-K filed with the Securities and Exchange Commission.

Risk Factors (amounts in thousands of dollars)

Risks Related to Our Operations

Our current and future lump-sum or fixed-price contracts and other shared risk contracts may result in significant losses if costs are greater than anticipated.

Some of our contracts are fixed-price contracts and other shared-risk contracts that are inherently risky because we agree to the selling price of the project at the time we enter into the contract.  The selling price is based on estimates of the ultimate cost of the contract and we assume substantially all of the risks associated with completing the project, as well as the post-completion warranty obligations.  Certain of these contracts are lump-sum turnkey projects where we are responsible for all aspects of the work from engineering through construction, as well as commissioning, all for a fixed selling price.  As of September 26, 2008, our backlog included $1,751,200 attributable to lump-sum turnkey and other fixed-price contracts, which represented 24% of our total backlog.

In addition, we assume the project’s technical risk and associated warranty obligations on all of our contracts and projects, meaning that we must tailor products and systems to satisfy the technical requirements of a project even though, at the time the project is awarded, we may not have previously produced such a product or system.  Warranty obligations can range from re-performance of engineering services to modification or replacement of equipment.  We also assume the risks related to revenue, cost and gross profit realized on such contracts that can vary, sometimes substantially, from the original projections due to changes in a variety of other factors, including but not limited to:

•                  engineering design changes;

•                  unanticipated technical problems with the equipment being supplied or developed by us, which may require that we spend our own money to remedy the problem;

•                  changes in the costs of components, materials or labor;

•                  difficulties in obtaining required governmental permits or approvals;

•                  changes in local laws and regulations;

•                  changes in local labor conditions;

•                  project modifications creating unanticipated costs;

•                  delays caused by local weather conditions; and

•                  our project owners’, suppliers’ or subcontractors’ failure to perform.

These risks may be exacerbated by the length of time between signing a contract and completing the project because most lump-sum or fixed-price projects are long-term.  The term of our contracts can be as long as approximately four years.  In addition, we sometimes bear the risk of delays caused by unexpected conditions or events.  We are subject to penalties if portions of the long-term fixed priced projects are not completed in accordance with agreed-upon time limits.  Therefore, significant losses can result from performing large, long-term projects on a fixed-price or lump-sum basis.  These losses may be material, including in some cases up to or exceeding the full contract value in certain events of non-performance, and could negatively impact our business, financial condition, results of operations and cash flows.

We may increase the size and number of fixed-price or lump-sum turnkey contracts, sometimes in countries where or with clients with whom we have limited previous experience.

We may bid for and enter into such contracts through partnerships or joint ventures with third-parties.  This may increase our ability and willingness to bid for increased numbers of contracts and/or increased size of contracts.  In addition, in some cases, applicable law and joint venture or other agreements may provide that each joint venture partner is jointly and severally liable for all liabilities of the venture.  Entering into these partnerships or joint ventures will expose us to credit and performance risks of those third-party partners, which could have a negative impact on our business and our results of operations if these parties fail to perform under the arrangements.

Failure by us to successfully defend against claims made against us by project owners, suppliers or project subcontractors, or failure by us to recover adequately on claims made against project owners, suppliers or subcontractors, could materially adversely affect our business, financial condition, results of operations and cash flows.

Our projects generally involve complex design and engineering, significant procurement of equipment and supplies and construction management.  We may encounter difficulties in the design or engineering, equipment and supply delivery, schedule changes and other factors, some of which are beyond our control, that affect our ability to complete the project in accordance with the original delivery schedule or to meet the contractual performance obligations.  In addition, we generally rely on third-party partners, equipment manufacturers and subcontractors to assist us with the completion of our contracts.  As such, claims involving project owners, suppliers and subcontractors may be brought against us and by us in connection with our project contracts.  Claims brought against us include back charges for alleged defective or incomplete work, breaches of warranty and/or late completion of the project work and claims for canceled projects.  The claims and back charges can involve actual damages, as well as contractually agreed upon liquidated sums.  Claims brought by us against project owners include claims for additional costs incurred in excess of current contract provisions arising out of project delays and changes in the previously agreed scope of work.  Claims between us and our suppliers, subcontractors and vendors include claims like any of those described above.  These project claims, if not resolved through negotiation, are often subject to lengthy and expensive litigation or arbitration proceedings.  Charges associated with claims could materially adversely affect our business, financial condition, results of operations and cash flows.  For further information on project claims, please refer to Note 12, “Litigation and Uncertainties,” to the condensed consolidated financial statements in our quarterly report on Form 10-Q for the quarter ended September 26, 2008, filed on November 5, 2008.

Projects included in our backlog may be delayed or canceled, which could materially adversely affect our business, financial condition, results of operations and cash flows.

The dollar amount of backlog does not necessarily indicate future earnings related to the performance of that work.  Backlog refers to expected future revenues under signed contracts and legally binding letters of intent that we have determined are likely to be performed.  Backlog represents only business that is considered firm, although cancellations or scope adjustments may and do occur.  Because of changes in project scope and schedule, we cannot predict with certainty when or if backlog will be performed or the associated revenue will be recognized.  In addition, even where a project proceeds as scheduled, it is possible that contracted parties may default and fail to pay amounts owed to us.  Material delays, cancellations or payment defaults could materially adversely affect our business, financial condition, results of operations and cash flows.

Because our operations are concentrated in four particular industries, we may be adversely impacted by economic or other developments in these industries.

We derive a significant amount of revenues from services provided to clients that are concentrated in four industries: oil and gas, oil refining, chemical/petrochemical and power.  These industries historically have been, and will likely continue to be, cyclical in nature.  Consequently, our results of operations have fluctuated, and may continue to fluctuate, depending on the demand for our products and services from these industries.

Unfavorable economic developments in global or regional economic growth rates or other unfavorable developments in one or more of these industries could adversely affect our clients’ investment plans and could materially adversely affect our business, financial condition, results of operations and cash flows.   While our business has not been significantly impacted to date by the global credit market crisis, we believe the possibility exists that credit conditions, as well as a slowdown or recession in global economic growth, could materially adversely affect the industries in which our clients operate and as a result, our business.

Our results of operations and cash flows depend on new contract awards, and the selection process and timing for performing these contracts are not entirely within our control.

A substantial portion of our revenues is derived from new contract awards of projects.  It is difficult to predict whether and when we will receive such awards due to the lengthy and complex bidding and selection process, which is affected by a number of factors, such as market conditions, financing arrangements, governmental approvals and environmental matters.  We often compete with other general and specialty contractors, both foreign and domestic, including large international contractors and small local contractors.  The strong competition in our markets requires us to maintain skilled personnel and invest in technology, and also puts pressure on our profit margins.  Because of this, we could be prevented from obtaining contracts for which we have bid due to price, greater perceived financial strength and resources of our competitors and/or perceived technology advantages.  Alternatively, we may have to agree to lower prices and margins for contracts that we win or we may lose a bid or decide not to pursue a contract if the profit margins are below our minimum acceptable margins based on our risk assessment of the project conditions.

Our results of operations and cash flows can fluctuate from quarter to quarter depending on the timing of our contract awards.  In addition, certain of these contracts are subject to client financing contingencies and environmental permits, and, as a result, we are subject to the risk that the customer will not be able to secure the necessary financing and approvals for the project, which could result in a delay or cancellation of the proposed project and thereby reduce our revenues and profits.

A failure by us to attract and retain key officers, qualified personnel, joint venture partners, advisors and subcontractors could materially adversely affect our business, financial condition, results of operations and cash flows.

Our ability to attract and retain key officers, qualified engineers and other professional personnel, as well as joint venture partners, advisors and subcontractors, will be an important factor in determining our future success.  The market for these professionals is competitive and we may not be successful in efforts to attract and retain these individuals.  Failure to attract or retain these key officers, professionals, joint venture partners, advisors and subcontractors could materially adversely affect our business, financial condition, results of operations and cash flows.

Our worldwide operations involve risks that may limit or disrupt operations, limit repatriation of cash, increase taxation or otherwise materially adversely affect our business, financial condition, results of operations and cash flows.

We have worldwide operations that are conducted through U.S. and non-U.S. subsidiaries, as well as through agreements with joint venture partners.  Our non-U.S. subsidiaries, which accounted for approximately 75% of our operating revenues and  a majority of our operating cash flows in the fiscal nine months ended September 26, 2008, have operations located in Asia, Australia, Europe, the Middle East, South Africa and South America.  Additionally, we purchase materials and equipment on a worldwide basis and are heavily dependent on unrelated third-party foreign sources for these materials and equipment.  Our worldwide operations are subject to risks that could materially adversely affect our business, financial condition, results of operations and cash flows, including:

•                  uncertain political, legal and economic environments;

•                  potential incompatibility with foreign joint venture partners;

•                  foreign currency controls and fluctuations;

•                  energy prices and availability;

•                  terrorist attacks;

•                  the imposition of additional governmental controls and regulations;

•                  war and civil disturbances;

•                  labor problems; and

•                  interruption or delays in international shipping.

Because of these risks, our worldwide operations and our execution of projects may be limited, or disrupted; our contractual rights may not be enforced fully or at all; our foreign taxation may be increased; or we may be limited in repatriating earnings.  These potential events and liabilities could materially adversely affect our business, financial condition, results of operations and cash flows.

We are subject to anti-bribery laws in the countries in which we operate.  Failure to comply with these laws could result in our becoming subject to penalties and the disruption of our business activities.

Many of the countries in which we transact business have laws that restrict the offer or payment of anything of value to government officials or other persons with the intent of gaining business or favorable government action.  We are subject to these laws in addition to being governed by the U.S. Foreign Corrupt Practices Act restricting these types of activities.  In addition to prohibiting certain bribery-related activity with foreign officials and other persons, these laws provide for recordkeeping and reporting obligations.  Our policies mandate compliance with these anti-bribery laws and we have procedures and controls in place to monitor internal and external compliance.  However, any failure by us, our subcontractors, agents or others who work for us on our behalf to comply with these legal and regulatory obligations could impact us in a variety of ways that include, but are not limited to, significant criminal, civil and administrative penalties.  The failure to comply with these legal and regulatory obligations could also result in the disruption of our business activities.

A change in tax laws, treaties or regulations, or their interpretation, of any country in which we operate could increase our tax burden and otherwise adversely affect our financial condition, results of operations and cash flows.

A change in tax laws, treaties or regulations, or their interpretation, of any country in which we operate could result in a higher tax rate on our earnings, which could result in a significant negative impact on our earnings and cash flows from operations.  We continue to assess the impact of various U.S. federal and state legislative proposals, and modifications to existing tax treaties between the United States and foreign countries, that could result in a material increase in our U.S. federal and state taxes.  The U.S. Congress has in the past considered and may in the future consider legislation affecting the tax treatment of U.S. companies that have undertaken certain types of expatriation transactions or companies’ use of or relocation to offshore jurisdictions, including Bermuda, where we are domiciled and a tax resident.  We cannot predict whether any specific legislation will be enacted or the terms of any such legislation.  However, if such proposals were to be enacted, or if modifications were to be made to certain existing treaties, the consequences could have a materially adverse impact on us, including increasing our tax burden, increasing costs of our tax compliance or otherwise adversely affecting our financial condition, results of operations and cash flows.

Our business may be materially adversely impacted by regional, national and/or global requirements to significantly limit or reduce greenhouse gas emissions in the future.

Greenhouse gases that result from human activities, including burning of fossil fuels, have been the focus of increased scientific and political scrutiny and are being subjected to various legal requirements.  International agreements, national laws, state laws and various regulatory schemes limit or otherwise regulate emissions of greenhouse gases, and additional restrictions are under consideration by different governmental entities.  We derive a significant amount of revenues and contract profits from engineering and construction services provided to clients that own and/or operate a wide range of process plants and from the supply of our manufactured equipment to clients that own and/or operate electric power generating plants.  Additionally, we own or partially own plants that generate electricity from burning natural gas or various types of solid fuels.  These plants emit greenhouse gases as part of the process to generate electricity or other products.  Compliance with the existing greenhouse gas regulation may prove costly or difficult.  It is possible that owners and operators of existing or future process plants and electric generating plants could be subject to new or changed environmental regulations that result in significantly limiting or reducing the amounts of greenhouse gas emissions, increasing the cost of emitting such gases or requiring emissions allowances.  The costs of controlling such emissions or obtaining required emissions allowances could be significant.  It also is possible that necessary controls or allowances may not be available.  Such regulations could negatively impact client investments in capital projects in our markets, which could negatively impact the market for our manufactured products and certain of our services, and also could negatively affect the operations and profitability of our own electric power plants.  This could materially adversely affect our business, financial condition, results of operations and cash flows.

We are subject to various environmental laws and regulations in the countries in which we operate. If we fail to comply with these laws and regulations, we may incur significant costs and penalties that could materially adversely affect our business, financial condition, results of operations and cash flows.

Our operations are subject to U.S., European and other laws and regulations governing the generation, management and use of regulated materials, the discharge of materials into the environment, the remediation of environmental contamination, or otherwise relating to environmental protection.  Both our Global E&C Group and our Global Power Group make use of and produce as wastes or byproducts substances that are considered to be hazardous under these environmental laws and regulations.  We may be subject to liabilities for environmental contamination as an owner or operator (or former owner or operator) of a facility or as a generator of hazardous substances without regard to negligence or fault, and we are subject to additional liabilities if we do not comply with applicable laws regulating such hazardous substances, and, in either case, such liabilities can be substantial.   These laws and regulations could expose us to liability arising out of the conduct of current and past operations or conditions, including those associated with formerly owned or operated properties caused by us or others, or for acts by us or others which were in compliance with all applicable laws at the time the acts were performed.  In some cases, we have assumed contractual indemnification obligations for environmental liabilities associated with some formerly owned properties.  The ongoing costs of complying with existing environmental laws and regulations could be substantial.  Additionally, we may be subject to claims alleging personal injury, property damage or natural resource damages as a result of alleged exposure to or contamination by hazardous substances.  Changes in the environmental laws and regulations, remediation obligations, enforcement actions, stricter interpretations of existing requirements, future discovery of contamination or claims for damages to persons, property, natural resources or the environment could result in material costs and liabilities that we currently do not anticipate.

We may lose future business to our competitors and be unable to operate our business profitably if our patents and other intellectual property rights do not adequately protect our proprietary products.

Our success depends significantly on our ability to protect our intellectual property rights to the technologies and know-how used in our proprietary products.  We rely on patent protection, as well as a combination of trade secret, unfair competition and similar laws and nondisclosure, confidentiality and other contractual restrictions to protect our proprietary technology.  However, these legal means afford only limited protection and may not adequately protect our rights or permit us to gain or keep any competitive advantage.  We also rely on unpatented proprietary technology.  We cannot provide assurance that we can meaningfully protect all our rights in our unpatented proprietary technology, or that others will not independently develop substantially equivalent proprietary products or processes or otherwise gain access to our unpatented proprietary technology.  We also hold licenses from third-parties that are necessary to utilize certain technologies used in the design and manufacturing of some of our products.  The loss of such licenses would prevent us from manufacturing and selling these products, which could harm our business.

We rely on our information systems in our operations. Failure to protect these systems against security breaches could adversely affect our business and results of operations.  Additionally, if these systems fail or become unavailable for any significant period of time, our business could be harmed.

The efficient operation of our business is dependent on computer hardware and software systems.  Information systems are vulnerable to internal and external security breaches including by computer hackers and cyber terrorists.  The unavailability of the information systems, the failure of these systems to perform as anticipated for any reason or any significant breach of security could disrupt our business and could result in decreased performance and increased overhead costs, causing our business and results of operations to suffer.

Risks Related to Asbestos Claims

The number and cost of our current and future asbestos claims in the United States could be substantially higher than we have estimated and the timing of payment of claims could be sooner than we have estimated, which could materially adversely affect our business, financial condition, results of operations and cash flows.

Some of our subsidiaries are named as defendants in numerous lawsuits and out-of-court administrative claims pending in the United States in which the plaintiffs claim damages for alleged bodily injury or death arising from exposure to asbestos in connection with work performed, or heat exchange devices assembled, installed and/or sold, by our subsidiaries.  We expect these subsidiaries to be named as defendants in similar suits and that claims will be brought in the future.  For purposes of our financial statements, we have estimated the indemnity and defense costs to be incurred in resolving pending and forecasted domestic claims through the fiscal third quarter of 2023.  Although we believe our estimates are reasonable, the actual number of future claims brought against us and the cost of resolving these claims could be substantially higher than our estimates.  Some of the factors that may result in the costs of asbestos claims being higher than our current estimates include:

•                  the rate at which new claims are filed;

•                  the number of new claimants;

•                  changes in the mix of diseases alleged to be suffered by the claimants, such as type of cancer, asbestosis or other illness;

•                  increases in legal fees or other defense costs associated with asbestos claims;

•                  increases in indemnity payments;

•                  decreases in the proportion of claims dismissed with zero indemnity payments;

•                  indemnity payments being required to be made sooner than expected;

•                  bankruptcies of other asbestos defendants, causing a reduction in the number of available solvent defendants and thereby increasing the number of claims and the size of demands against our subsidiaries;

•                  adverse jury verdicts requiring us to pay damages in amounts greater than we expect to pay in settlements;

•                  changes in legislative or judicial standards that make successful defense of claims against our subsidiaries more difficult; or

•                  enactment of federal legislation requiring us to contribute amounts to a national settlement trust in excess of our expected net liability, after insurance, in the tort system.

The total liability recorded on our condensed consolidated balance sheet as of September 26, 2008 is based on estimated indemnity and defense costs expected to be incurred through the fiscal third quarter of 2023.  We believe that it is likely that there will be new claims filed after the fiscal third quarter of 2023, but in light of uncertainties inherent in long-term forecasts, we do not believe that we can reasonably estimate the indemnity and defense costs that might be incurred after the fiscal third quarter of 2023.  Our forecast contemplates that the number of new claims requiring indemnity will decline from year to year.  If future claims fail to decline as we expect, our aggregate liability for asbestos claims will be higher than estimated.

Since year-end 2004, we have worked with Analysis Research Planning Corporation, or ARPC, nationally recognized consultants in projecting asbestos liabilities, to estimate the amount of asbestos-related indemnity and defense costs.  ARPC reviews our asbestos indemnity payments, defense costs and claims activity and compares them to our 15-year forecast prepared at the previous year-end.  Based on its review, ARPC may recommend that the assumptions used to estimate our future asbestos liability be updated, as appropriate.

Our forecast of the number of future claims is based, in part, on a regression model, which employs the statistical analysis of our historical claims data to generate a trend line for future claims and, in part, on an analysis of future disease incidence.  Although we believe this forecast method is reasonable, other forecast methods that attempt to estimate the population of living persons who could claim they were exposed to asbestos at worksites where our subsidiaries performed work or sold equipment could also be used and might project higher numbers of future claims than our forecast.

The actual number of future claims, the mix of disease types and the amounts of indemnity and defense costs may exceed our current estimates.  We update our forecasts at least annually to take into consideration recent claims experience and other developments, such as legislation and litigation outcomes, that may affect our estimates of future asbestos-related costs.  The announcement of increases to asbestos liabilities as a result of revised forecasts, adverse jury verdicts or other negative developments involving asbestos litigation or insurance recoveries may cause the value or trading prices of our securities to decrease significantly.  These negative developments could also negatively impact our liquidity, cause us to default under covenants in our indebtedness, cause our credit ratings to be downgraded, restrict our access to capital markets or otherwise materially adversely affect our business, financial condition, results of operations and cash flows.

The adequacy and timing of insurance recoveries of our asbestos-related costs in the United States is uncertain.  The failure to obtain insurance recoveries could materially adversely affect our business, financial condition, results of operations and cash flows.

Although we believe that a significant portion of our subsidiaries’ liability and defense costs for asbestos claims will be covered by insurance, the adequacy and timing of insurance recoveries is uncertain.  Since year-end 2005, we have worked with Peterson Risk Consulting, nationally recognized experts in the estimation of insurance recoveries, to annually review our estimate of the value of the settled insurance asset and assist in the estimation of our unsettled asbestos-related insurance asset.

The asset recorded on our condensed consolidated balance sheet as of September 26, 2008 represents our best estimate of settled and probable future insurance settlements relating to our U.S. liability for pending and estimated future asbestos claims through the fiscal third quarter of 2023.  The insurance asset includes an estimate of the amount of recoveries under existing settlements with other insurers.

Certain of our subsidiaries have entered into settlement agreements calling for certain insurers to make lump-sum payments, as well as payments over time, for use by our subsidiaries to fund asbestos-related indemnity and defense costs and, in certain cases, for reimbursement for portions of out-of-pocket costs that we previously have incurred.  We entered into two additional settlements in the fiscal nine months ended September 26, 2008 and we intend to continue to attempt to negotiate additional settlements where achievable on a reasonable basis in order to minimize the amount of future costs that we would be required to fund out of the cash flows generated from our operations.  Unless we settle the remaining unsettled insurance asset at amounts significantly in excess of our current estimates, it is likely that the amount of our insurance settlements will not cover all future asbestos-related costs and we will continue to fund a portion of such future costs, which will reduce our cash flows and our working capital.  Additionally, certain of the settlements with insurance companies during the past several years were for fixed dollar amounts that do not change as the liability changes.  Accordingly, increases in the asbestos liability will not result in an equal increase in the insurance asset.

Our insurance recoveries  may be limited by future insolvencies among our insurers.  We have not assumed recovery in the estimate of our asbestos-related insurance asset from any of our currently insolvent insurers.  Other insurers may become insolvent in the future and our insurers may fail to reimburse amounts owed to us on a timely basis.  If we fail to realize expected insurance recoveries, or experience delays in receiving material amounts from our insurers, our business, financial condition, results of operations and cash flows could be materially adversely affected.

A number of asbestos-related claims have been received by our subsidiaries in the United Kingdom.  To date, these claims have been covered by insurance policies and proceeds from the policies have been paid directly to the plaintiffs.  The timing and amount of asbestos claims that may be made in the future, the financial solvency of the insurers and the amount that may be paid to resolve the claims, are uncertain.  The insurance carriers’ failure to make payments due under the policies could materially adversely affect our business, financial condition, results of operations and cash flows.

Some of our subsidiaries in the United Kingdom have received claims alleging personal injury arising from exposure to asbestos in connection with work performed, or heat exchange devices assembled, installed and/or sold, by our subsidiaries.  We expect these subsidiaries to be named as defendants in additional suits and claims brought in the future.  To date, insurance policies have provided coverage for substantially all of the costs incurred in connection with resolving asbestos claims in the United Kingdom.  In our condensed consolidated balance sheet as of September 26, 2008, we have recorded U.K. asbestos-related insurance recoveries equal to the U.K. asbestos-related liabilities, which are comprised of an estimated liability relating to open (outstanding) claims and an estimated liability relating to future unasserted claims through the fiscal third quarter of 2023.  Our ability to continue to recover under these insurance policies is dependent upon, among other things, the timing and amount of asbestos claims that may be made in the future, the financial solvency of our insurers and the amount that may be paid to resolve the claims.  These factors could significantly limit our insurance recoveries, which could materially adversely affect our business, financial condition, results of operations and cash flows.

Risks Related to Our Liquidity and Capital Resources

We require cash repatriations from our non-U.S. subsidiaries to meet our domestic cash needs related to our asbestos-related and other liabilities and corporate overhead expenses.  Our ability to repatriate funds from our non-U.S. subsidiaries is limited by a number of factors.

As a holding company, we are dependent on cash inflows from our subsidiaries in order to fund our asbestos-related and other liabilities and corporate overhead expenses.  To the extent that our U.S. subsidiaries do not generate enough cash flows to cover our holding company payments and expenses, we are dependent on cash repatriations from our non-U.S. subsidiaries.  There can be no assurance that the forecasted foreign cash repatriation will occur as our non-U.S. subsidiaries need to keep certain amounts available for working capital purposes, to pay known liabilities, to comply with covenants and for other general corporate purposes.  The repatriation of funds may also subject those funds to taxation.  The inability to repatriate cash could negatively impact our business, financial condition, results of operations and cash flows.

Certain of our various debt agreements impose financial covenants, which may prevent us from capitalizing on business opportunities, which could negatively impact our business.

Our senior domestic credit agreement imposes financial covenants on us.  These covenants limit our ability to incur indebtedness, pay dividends or make other distributions, make investments and sell assets.  These limitations may restrict our ability to pursue business opportunities, which could negatively impact our business.

We may have significant working capital requirements, which could negatively impact our business, financial condition, and cash flows.

In some cases, we may require significant amounts of working capital to finance the purchase of materials and in the performance of engineering, construction and other work on certain of our projects before we receive payment from our customers.  In some cases, we are contractually obligated to our customers to fund working capital on our projects.  Increases in working capital requirements could negatively impact our business, financial condition and cash flows.  In addition, we may invest some of our cash in longer-term investment opportunities, including, as described below, the acquisition of other entities or operations, the reduction of certain liabilities such as unfunded pension liabilities and/or repurchases of our outstanding common shares.  To the extent we use cash for such other purposes, the amount of cash available for the working capital needs described above would be reduced.

We may invest in longer-term investment opportunities, such as the acquisition of other entities or operations in the engineering and construction industry or power industry.  Acquisitions of other entities or operations have risks that could materially adversely affect our business, financial condition, results of operations and cash flows.

Since 2007, we have completed two acquisitions and have been exploring other possible acquisitions within the engineering and construction industry to strategically complement or expand on our technical capabilities or access to new market segments.  We have also been exploring possible acquisitions within the power industry to complement our product offering.  The acquisition of companies and assets in the engineering and construction and power industries are subject to substantial risks, including the failure to identify material problems during due diligence, the risk of over-paying for assets and the inability to arrange financing for an acquisition as may be required or desired.  Further, the integration and consolidation of acquisitions requires substantial human, financial and other resources including management time and attention, and ultimately, our acquisitions may not be successfully integrated and our resources may be diverted.  There can be no assurances that we will consummate any such future acquisitions, that any acquisitions we make will perform as expected or that the returns from such acquisitions will support the investment required to acquire them or the capital expenditures needed to develop them.

Risk Factors Related to Our Financial Reporting and Corporate Governance

If we have a material weakness in our internal control over financial reporting, our ability to report our financial results on a timely and accurate basis may be adversely affected.

Although we had no material weaknesses as of September 26, 2008, we have reported material weaknesses in our internal control over financial reporting in the past.  There can be no assurance that we will avoid a material weakness in the future.  If we have another material weakness in our internal control over financial reporting in the future, it could adversely impact our ability to report our financial results in a timely and accurate manner.

Our use of the percentage-of-completion accounting method could result in a reduction or elimination of previously reported profits.

A substantial portion of our revenues is recognized using the percentage-of-completion method of accounting.  Under this method of accounting, the earnings or losses recognized on individual contracts are based on estimates of contract revenues, costs and profitability. Revisions to estimated revenues and estimated costs can and do result in changes to revenues, costs and profits.  For further information on our revenue recognition methodology, please refer to Note 1, “Summary of Significant Accounting Policies—Revenue Recognition on Long-Term Contracts,” to the condensed consolidated financial statements in our quarterly report on Form 10-Q for the quarter ended September 26, 2008, filed on November 5, 2008.

We have anti-takeover provisions in our bye-laws that may discourage a change of control.

Our bye-laws contain provisions that could make it more difficult for a third-party to acquire us without the consent of our board of directors.  These provisions provide for:

•                  The board of directors to be divided into three classes serving staggered three-year terms and the current provisions of our bye-laws reserving to the board of directors, not the shareholders, the right to increase the size of the board of directors.  In addition, directors may be removed from office only for cause, by the affirmative vote of the holders of two-thirds of the issued shares generally entitled to vote and vacancies on the board of directors may only be filled by the remaining directors.  These provisions of our bye-laws may delay or limit the ability of a shareholder to obtain majority representation on the board of directors.

•                  Any amendment to the bye-law limiting the removal of directors to be approved by the board of directors and the affirmative vote of the holders of three-quarters of the issued shares entitled to vote at general meetings.

•                  Restrictions on the time period in which directors may be nominated or shareholder proposals may be submitted.  A shareholder notice to nominate an individual for election as a director or a shareholder proposal must be received no less than 120 calendar days prior to the anniversary of the date on which we first mailed our proxy materials for the preceding year’s annual meeting.  To be timely for consideration at the annual meeting of shareholders, a shareholder proposal must be received no less than 45 days prior to the anniversary of the date on which we first mailed our proxy materials for the preceding year’s annual meeting.

•                  The board of directors to determine the powers, preferences and rights of preference shares and to issue preference shares without shareholder approval.

•                  A general prohibition on “business combinations” between Foster Wheeler Ltd. and an “interested member.”  Specifically, “business combinations” between an interested member, which is generally defined as a person or group of persons that owns, directly or indirectly, 20% or more of the issued voting shares of Foster Wheeler Ltd., and Foster Wheeler Ltd. are prohibited for a period of five years after the time the interested member acquires 20% or more of our outstanding voting shares, unless the business combination or the transaction resulting in the person becoming an interested member is approved by the board of directors prior to the date the interested member acquires 20% or more of the outstanding voting shares.

•                  Any matter submitted to the shareholders at a meeting called on the requisition of shareholders holding not less than one-tenth of our paid-up voting shares to be approved by the affirmative vote of all of the shares eligible to vote at such meeting.

These provisions could make it more difficult for a third-party to acquire us, even if the third-party’s offer may be considered beneficial by many shareholders.  As a result, shareholders may be limited in their ability to obtain a premium for their shares.

We are a Bermuda company and it may be difficult for you to enforce judgments against us or our directors and executive officers.

Foster Wheeler Ltd. is a Bermuda exempted company.  As a result, the rights of our shareholders are governed by Bermuda law and by our memorandum of association and bye-laws.  The rights of shareholders under Bermuda law may differ from the rights of shareholders of companies incorporated in other jurisdictions.  A substantial portion of our assets are located outside the United States.  It may be difficult for investors to enforce in the United States judgments obtained in U.S. courts against us or our directors based on the civil liability provisions of the U.S. securities laws.  Uncertainty exists as to whether courts in Bermuda will enforce judgments obtained in other jurisdictions, including the United States, under the securities laws of those jurisdictions or entertain actions in Bermuda under the securities laws of other jurisdictions.

Our bye-laws restrict shareholders from bringing legal action against our officers and directors.

Our bye-laws contain a broad waiver by our shareholders of any claim or right of action, both individually and on our behalf, against any of our officers or directors.  The waiver applies to any action taken by an officer or director, or the failure of an officer or director to take any action, in the performance of his or her duties, except with respect to any matter involving any fraud or dishonesty on the part of the officer or director.  This waiver limits the right of shareholders to assert claims against our officers and directors unless the act or failure to act involves fraud or dishonesty.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOSTER WHEELER LTD.

	By:	/s/ Peter J. Ganz
DATE: December 5, 2008		Name: Peter J. Ganz
Title: Executive Vice President, General Counsel and Secretary